UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 26, 2006
SONOMA VALLEY BANCORP
(Exact name of registrant as specified in its charter)

CALIFORNIA	000-31929	68-0454068
(State or other jurisdiction of	(Commission File	IRS Employer
incorporation)	Number)	Identification No.

202 West Napa Street
Sonoma, California	95476
(Address of principal executive officers)	(Zip Code)
Registrant’s telephone number, including area code: (707) 935-3200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 8.01 — OTHER EVENTS
The Board of Directors of Sonoma Valley Bancorp (the “Company”) recently became aware of an improper solicitation of proxies by board member Gerald Marino. After the Company investigated the proxy solicitation and consulted with its California and national attorneys, the Board, at a special meeting, approved a resolution requiring all board members to fully comply with all aspects of the federal securities laws and mandating that Director Marino cease and desist from all actions that may be considered a violation of federal securities laws.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial statements
          — not applicable
     (b) Pro forma financial information
          — not applicable
     (c) Exhibits:
          Not applicable.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 26, 2006

SONOMA VALLEY BANCORP, a California Corporation
By:	/s/ Mel Switzer, Jr.
Mel Switzer, Jr.
Chief Executive Officer and President